SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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THE NAVIGATORS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE NAVIGATORS GROUP, INC.
ONE PENN PLAZA
NEW YORK, NEW YORK 10119

ANNUAL MEETING—May 27, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of your Company to be held at 10:00 a.m. on Thursday, May 27, 2004 at the Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573.

A report of the Company’s current affairs will be presented at the Meeting and Stockholders will have an opportunity for questions and comments.

You are requested to sign, date and mail your proxy card whether or not you plan to attend the Annual Meeting.

We are grateful for your assistance and express our appreciation in advance.

Sincerely yours,

Terence N. Deeks
Chairman

April 8, 2004

THE NAVIGATORS GROUP, INC.
ONE PENN PLAZA
NEW YORK, NEW YORK 10119

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
May 27, 2004

TO THE STOCKHOLDERS OF THE NAVIGATORS GROUP, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of The Navigators Group, Inc. (the “Company”), a Delaware corporation, will be held at the Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573 on Thursday, May 27, 2004, at 10:00 a.m. At the meeting, stockholders will be asked to:

(1)	Elect eight (8) directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

(2)	Ratify the appointment by the Company’s Board of Directors of KPMG LLP as the independent auditors of the Company to examine and report on the December 31, 2004 financial statements.

(3)	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on April 5, 2004, has been fixed by the Board of Directors as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and only stockholders of record on such date will be entitled to vote. A list of stockholders will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the meeting at the offices of the Company, One Penn Plaza, New York, New York 10119.

By Order of The Board of Directors

Bradley D. Wiley
Secretary

New York, New York
April 8, 2004

IMPORTANT

If you do not plan to attend this meeting, please sign and return the enclosed proxy. No postage is required if mailed in the United States. PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

THE NAVIGATORS GROUP, INC.
ONE PENN PLAZA
NEW YORK, NEW YORK 10119

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GENERAL INFORMATION

The accompanying form of proxy is solicited on behalf of the Board of Directors (the “Board”) of The Navigators Group, Inc. for use at the annual meeting (the “Annual Meeting”) of the Company’s stockholders or any adjournment thereof. When we use the terms “we”, “us”, “our” or “the Company”, we are referring to The Navigators Group, Inc. and its subsidiaries, unless the context otherwise requires. The persons named on the proxy card have been designated as proxies by the Company’s Board of Directors. Such persons are officers of the Company. Any stockholder desiring to appoint some other person to represent him or her at the Annual Meeting may do so by completing another form of proxy and delivering the completed proxy to the Secretary of the Company at the address indicated above, prior to the Annual Meeting. It is the responsibility of the stockholder appointing some other person to represent him or her to inform such person of the appointment. The Company has first mailed these proxy materials to holders (“Stockholders”) of shares of the Company’s Common Stock, $.10 par value per share (the “Common Stock”), on or about April 15, 2004. The Company’s executive offices are located at One Penn Plaza, New York, New York 10119.

The proxies which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for the election of each of management’s eight (8) nominees for election as directors and in favor of Proposal 2. Stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice to the Company of its revocation. A Stockholder who attends the Annual Meeting in person may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The outstanding voting stock of the Company as of April 5, 2004, the record date, consisted of 12,582,499 shares of Common Stock, with each share of Common Stock entitled to one vote. Only Stockholders of record at the close of business on April 5, 2004, are entitled to vote at the Annual Meeting. The closing price of the Common Stock on April 5, 2004 was $28.45. A copy of the Company’s Annual Report for the year ended December 31, 2003, is being mailed to Stockholders simultaneously herewith.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR the director nominees described below. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

The By-Laws of the Company provide for the Company to have not less than three nor more than twenty-one directors. Management proposes the election of the eight nominees named below to constitute the entire Board of Directors of the Company (the “Board”) until the next Annual Meeting of Stockholders and until their successors shall be duly elected and shall qualify. Each of the nominees is currently a director of the Company and is standing for re-election. In the event any nominee(s) named below is unable or declines to serve, which the Board does not anticipate, it is intended that the proxies will be voted for the balance of those named and for any substitute nominee(s) that the Board may designate.

Name	Age	Position with the Company	First Became a Director
Peter A. Cheney	61	Director	2003
Terence N. Deeks	64	Chairman	1982
Robert W. Eager, Jr.	60	Director	2001
Stanley A. Galanski	45	President & CEO	2001
Leandro S. Galban, Jr.	69	Director	1983
John F. Kirby	57	Director	2004
Marc M. Tract	44	Director	1991
Robert F. Wright	78	Director	1993

Peter A. Cheney has been retired since 1996. Prior thereto, Mr. Cheney held various positions at National Re Corporation, including Executive Vice President, Chief Financial Officer and Director from 1994 to 1996.

Terence N. Deeks is our founder. He has been our Chairman since our formation in 1982, our President until May 2002 and Chief Executive Officer until December 2002. Mr. Deeks is chairman and a director of our wholly owned insurance subsidiaries including Navigators Insurance Company. Mr. Deeks has been engaged in the property and casualty insurance business since 1957.

Robert W. Eager, Jr. has been retired since 1999 and prior thereto from 1996 to 1999 had been an Executive Vice President of General Reinsurance Corporation. Prior thereto, Mr. Eager held various positions at National Re Corporation from 1976 to 1996, including Executive Vice President from 1994 to 1996.

Stanley A. Galanski has been our President since May 2002 and our Chief Executive Officer since January 2003. Prior thereto, Mr. Galanski had been President of XL Insurance Company of New York from 2000 to March 2001, President of XL Specialty Insurance Company from 1997 to March 2001, and President of New Hampshire Insurance Company from 1995 to 1997. From 1980 to 1995, Mr. Galanski held various underwriting and management positions with the Chubb Group of Insurance Companies. Mr. Galanski is a director of several of our wholly owned subsidiaries including Navigators Insurance Company.

Leandro S. Galban, Jr. has been Vice Chairman and Managing Director of Credit Suisse First Boston LLC (“CSFB”) since 2000. Prior thereto, from 1996 to 2000, he had been a Managing Director and Co-Head of the Financial Institutions Group of Donaldson, Lufkin & Jenrette, a company acquired by CSFB.

John F. Kirby has been retired from Chubb & Son where from 1998 to 2003 he was a Managing Director with worldwide responsibility for ceded reinsurance. From 1995 to 1998 he served as Senior Vice President and Manager — Global Marine & Aviation Practice at Wilcox, Inc. Prior thereto, he held various senior positions at Continental Corporation from 1987 to 1995. He began his career with the Chubb Group in 1964. Mr. Kirby was elected to the Company’s Board of Directors at the Board meeting held on January 15, 2004.

Marc M. Tract has been a partner of the law firm of Katten Muchin Zavis Rosenman since 1994, which firm has been counsel to us for the same period. Mr. Tract specializes in the areas of corporate and regulatory matters for the insurance industry.

Robert F. Wright has been President and Chief Executive Officer of Robert F. Wright Associates, Inc. since 1988. Mr. Wright was a partner of the public accounting firm of Arthur Andersen & Co. from 1960 to 1988. He is a director of Universal American Financial Corporation and USI Holdings Corporation.

Mr. George T. Van Gilder served as a Director until his retirement from the Board on December 4, 2003.

Non-director Executive Officers

The current non-director executive officers of the Company are as follows:

Name	Age	Position
Paul J. Malvasio	57	Executive Vice President and Chief Financial Officer
Bradley D. Wiley	50	Senior Vice President, Financial Compliance Officer and Secretary
R. Scott Eisdorfer	40	Senior Vice President and Chief Information Officer
Salvatore A. Margarella	54	Vice President and Treasurer

Paul J. Malvasio has been our Executive Vice President and Chief Financial Officer since December 2003. Prior to joining the Company, Mr. Malvasio served as President and Chief Financial Officer of CORE Insurance Holdings, Inc. from 2001 to 2003 and as Executive Vice President and Chief Financial Officer from 2000 to 2001. From 1995 to 2000 he served as Managing Director and Chief Financial Officer of Risk Capital Re, Inc. and from 1986 to 1995 as Chief Financial Officer of Nac Re, Inc. Prior to entering the insurance industry, Mr. Malvasio was an audit partner with Coopers & Lybrand. Mr. Malvasio is a director of Navigators Insurance Company.

Bradley D. Wiley has been our Senior Vice President, Financial Compliance Officer and Secretary since 2003. Mr. Wiley served as our Senior Vice President, Chief Financial Officer and Secretary from 1996 to 2003. From 1992 until 1996, Mr. Wiley was Senior Vice President and Chief Financial Officer of Christiania Re Corp. and its wholly owned subsidiary, Christiania General Insurance Corp. Mr. Wiley is a director of Navigators Insurance Company.

R. Scott Eisdorfer has been our Senior Vice President and Chief Information Officer since 2001 and of our insurance subsidiaries since 1999. From 1996 to 1999, Mr. Eisdorfer was a Vice President and Applications Manager of General Reinsurance Corporation, and prior thereto from 1985 held various information technology positions at National Reinsurance Corporation. Mr. Eisdorfer is a director of Navigators Insurance Company.

Salvatore A. Margarella has been our Vice President and Treasurer since 1997 and prior thereto he was our Controller since our inception. Mr. Margarella has been Vice President and Treasurer of Navigators Insurance Company since 1987, and serves as one of its directors.

Ownership of Voting Securities By Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership, reported to the Company as of April 5, 2004, of shares of Common Stock (i) by each person who holds of record or is known by us to own beneficially more than 5% of the outstanding Common Stock, (ii) by each of our current directors, (iii) by each of the executive officers named in the Summary Compensation Table, and (iv) by all directors and executive officers as a group. Except as otherwise indicated, to our knowledge all shares are beneficially owned by the persons named as owners.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares
Terence N. Deeks (1) One Penn Plaza New York, New York 10119	3,295,756	26.1
Royce & Associates, Inc. (2) 1414 Avenue of the Americas New York, New York 10019	781,500	6.2
Beck, Mack & Oliver LLC (3) 330 Madison Avenue New York, New York 10017	749,300	6.0
Marc M. Tract (4) 575 Madison Avenue New York, New York 10022	551,937	4.4
Peter A. Cheney	1,389	*
Michael L. Civisca (5)	22,997	*
Christopher C. Duca (6)	9,040	*
Robert W. Eager, Jr.	2,509	*
Stanley A. Galanski (7)	52,488	*
Leandro S. Galban, Jr. (8)	24,251	*
Noel Higgitt (9)	8,066	*
David E. Hope (10)	12,446	*
John F. Kirby	—	*
Robert F. Wright	9,711	*
All current directors and executive officers as a group (1)(4)(5)(6)(7)(8)(9)(10)(11)	4,062,676	31.9

*	Less than 1%.

(1)	Includes 1,374,521 shares, 641,695 shares and 1,112,598 shares which may be deemed to be beneficially owned by Mr. Deeks as Settlor of the Terence N. Deeks 2002 Qualified Three Year Annuity Trust, the Terence N. Deeks 2003 Qualified Three Year Annuity Trust, and the Terence N. Deeks 2004 Qualified Three Year Annuity Trust, respectively, 106,942 shares owned jointly with his wife, 5,000 shares owned by the Deeks Family Foundation and vested options to purchase 55,000 shares at exercise prices between $14.50 and $17.00 per share. Excludes 545,326 shares which are held under certain instruments of trust for the benefit of Mr. Deeks’ children and grandchildren. Mr. Deeks disclaims beneficial ownership of all shares held in trust for the benefit of his children.

(2)	Based on Form 13G, dated February 5, 2004, filed with the Securities and Exchange Commission (the “SEC”) by Royce & Associates, LLC.

(3)	Based on Form 13G, dated January 27, 2004, filed with the SEC by Beck, Mack & Oliver LLC.

(4)	Includes 545,326 shares held as trustee under certain instruments of trust for the benefit of Mr. Deeks’ children and grandchildren of which Mr. Tract disclaims beneficial ownership.

(5)	Includes vested options to purchase 21,675 shares at exercise prices between $10.50 and $25.10 per share. Excludes 1,775 unvested shares from Mr. Civisca’s stock grants.

(6)	Includes vested options to purchase 5,000 shares at an exercise price of $19.10 per share. Excludes 1,925 unvested shares from Mr. Duca’s stock grants.

(7)	Excludes 25,000 unvested shares from Mr. Galanski’s 100,000 share stock grant issued on March 26, 2001 which vests at the rate of 25% per year.

(8)	Includes 1,500 shares held by family members of Mr. Galban.

(9)	Includes vested options to purchase 5,000 shares at an exercise price of $16.75 per share. Excludes 1,462 unvested shares from Mr. Higgitt’s stock grants.

(10)	Includes vested options to purchase 1,250 shares at an exercise price of $25.10 per share. Excludes 11,488 unvested shares from Mr. Hope’s stock grants.

(11)	Includes Mr. Wiley’s 46,023 shares which include vested options to purchase 32,500 shares at exercise prices between $14.00 and $17.00 per share and excludes 212 unvested stock grant shares; includes Mr. Margarella’s 17,994 shares which include vested options to purchase 17,750 shares at exercise prices between $10.50 and $25.10 per share and excludes 255 unvested stock grant shares; and includes Mr. Eisdorfer’s 8,069 shares which include vested options to purchase 5,000 shares at an exercise price of $16.75 per share and excludes 2,015 unvested stock grant shares.

Certain Relationships and Related Transactions

Terence N. Deeks and a member of his family own in the aggregate 98% of Somerset Insurance Ltd., a Bermuda corporation. Somerset Insurance Ltd. reinsures Navigators Insurance in several of the insurance pools managed by a subsidiary of the Company. Mr. Deeks is a member of the Executive Committee and the Underwriting Advisory Committee.

Leandro S. Galban is Vice Chairman and Managing Director of Credit Suisse First Boston LLC (“CSFB”). CSFB was lead manager for a public offering of the Company’s common stock completed in October 2003. Mr. Galban is a member of the Compensation, Executive and Finance Committees.

Marc M. Tract is a partner of Katten Muchin Zavis Rosenman which law firm has served as counsel to the Company since 1994. Mr. Tract is a member of the Executive, Compensation, and Corporate Governance and Nominating Committees.

Management further believes that all other transactions with affiliated companies have in the past been on fair and equitable terms no less favorable than the Company could obtain in arm’s length transactions with unaffiliated third parties.

Board of Directors and Committees

The Board of Directors of the Company held 8 meetings in 2003. During 2003 all incumbent directors attended or participated in at least 75% of the meetings of the Board and meetings of the committees of the Board of which the directors are members. Directors are encouraged to attend the Company’s Annual Meeting. All of the directors serving on the Board of Directors at the time of the 2003 Annual Meeting attended that meeting. The Board has determined that each of the Directors of the Company, other than Messrs. Deeks and Galanski, are “independent directors” as such term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. The independent members of the Board of Directors will meet at least two times per year in executive session without management present.

The following table shows each of the five standing committees established by the Board and the members and chairperson of each Committee:

Committee
Director	Audit	Compensation	Corporate Governance and Nominating	Executive	Finance	Underwriting Advisory
Peter A. Cheney	X				X
Terence N. Deeks				Chair		X
Robert W. Eager, Jr.	X					Chair
Stanley A. Galanski						X
Leandro S. Galban, Jr.		Chair	X	X	X
John F. Kirby		X				X
Marc M. Tract		X	X	X
Robert F. Wright	Chair		Chair		Chair

Total 2003 Meetings	9	6	5	1	5	1

Mr. Van Gilder was a member of the Compensation and Underwriting Advisory Committees prior to his retirement from the Board on December 4, 2003.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee, other than Messrs. Deeks and Galanski, meets the applicable laws and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

The Audit Committee is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditors engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee. Mr. Wright has been designated as the financial expert serving on the committee. The Audit Committee operates under a charter which is reviewed annually and updated as necessary. The charter is available on our website at www.navg.com under the Financial Information link.

The Compensation Committee is responsible for: (i) reviewing and recommending to the Board the compensation of the Chief Executive Officer and other officers of the Company; (ii) reviewing executive bonus plan allocations; (iii) overseeing and advising the Board on the adoption of policies that govern the Company’s compensation programs; (iv) overseeing the Company’s administration of its equity-based compensation and other benefit plans; (v) approving grants of stock options and stock awards to officers and employees of the Company under its incentive stock plan and (vi) periodic review and approval of the compensation paid to non-employee directors for annual retainers (including committee Chairs) and meeting fees, and making recommendations to the Board for any adjustments. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules and regulations. The specific responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter included herein as Appendix A. The charter is also available on our website at www.navg.com under the Financial Information link. The Compensation Committee Charter is reviewed annually and updated as necessary.

The Corporate Governance and Nominating Committee is responsible for overseeing the Board of Directors and its committees so that all are appropriately constituted to meet their legal obligations to our Stockholders and the Company. The specific responsibilities and functions of the Corporate Governance and Nominating Committee are set forth in the Corporate Governance and Nominating Committee Charter included herein as Appendix B. The charter is also available on our website at www.navg.com under the Financial Information link. The Corporate Governance and Nominating Committee intends to review its policy with respect to the identification and evaluation of candidates for director from time to time and may modify the policy in light of changes to applicable legal or listing standards, as well as changes in the Company’s development and needs.

In accordance with its charter, the Corporate Governance and Nominating Committee shall, from time to time, establish criteria or qualifications for Board membership based on the nature, size and complexity of the Company and the stage of its development. These criteria may include, among other things, an individual’s experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the committee shall determine. As of the date of this proxy statement, the Corporate Governance and Nominating Committee has not adopted specific minimum qualifications that nominees must meet to be recommended by the committee.

The Corporate Governance and Nominating Committee’s policy is to consider recommendations for potential Board nominees received from stockholders and to evaluate such nominees in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. The name of any recommended candidate for director, together with a brief biographical resume, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating person’s ownership of any of the Company’s stock should be sent to our Chief Executive Officer. The Company has in the past but does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

The Finance Committee monitors the performance of the Company’s investment portfolio and evaluates individual investment portfolio managers on a regular basis. It is responsible for the oversight of our investment strategy and guidelines and for assessing the capital needs of our insurance operations.

The Underwriting Advisory Committee is responsible for the oversight of our insurance underwriting strategy, guidelines and practice.

The Executive Committee is available to handle matters between scheduled Board meetings when it is impractical to call for a special meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary of Compensation

The following Summary Compensation Table sets forth compensation paid by the Company for each of the years in the three-year period ended December 31, 2003 to the Chief Executive Officer and to each of the four other most highly paid executive officers of the Company or its subsidiaries (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
		Annual Compensation		Restricted Stock Award(2)	Number of Securities Underlying Options/ SARs	All Other Compensation
Name and Principal Position	Year	Salary	Bonus
Stanley A. Galanski	2003	$400,000	$—	$—	—	$—
President and	2002	325,000	474,079	—	—	—
Chief Executive Officer	2001	250,008	—	1,412,500	—	—

David E. Hope	2003	341,943	122,500	57,754	5,000	—
President of Navigators Holdings	2002	336,987	175,000	416,600	—	—
UK and Marine and Energy	2001	—	—	—	—	—
Division of Navigators Management Co., Inc.

Michael L. Civisca	2003	200,000	105,000	49,487	5,000	—
Senior Vice President of	2002	186,250	248,907	20,100	10,000	—
Navigators Management Co., Inc.	2001	157,813	20,000	—	—	—

Noel Higgitt	2003	260,000	17,500	33,338	—	—
President of Navigators	2002	257,083	98,907	20,100	10,000	—
California Insurance Services, Inc.	2001	250,000	70,028	—	—	14,988	(1)

Christopher C. Duca	2003	235,000	35,000	66,705	—	—
President of Navigators Pro	2002	227,500	11,250	—	—	—
	2001	75,000	—	—	20,000	—

(1)	Represents life insurance premiums paid by the Company.

(2)	Based on the fair market value at the time of grant.

Stock Options

The following table contains information concerning the grant of options and stock appreciation rights (“SARs”) under the stock option plans and stock appreciation rights plan to each of the Named Executive Officers during the year ended December 31, 2003.

OPTION/SAR GRANTS IN 2003

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options/SAR Term $
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	5%	10%
Stanley A. Galanski	—	—	—	—	—	—
David E. Hope	5,000	6.1	25.10	1/29/13	125,920	274,844
Michael L. Civisca	5,000	6.1	25.10	1/29/13	125,920	274,844
Noel Higgitt	—	—	—	—	—	—
Christopher C. Duca	—	—	—	—	—	—

The following table sets forth information for each of the Named Executive Officers with respect to the value of options/SARs exercised during the year ended December 31, 2003 and the value of outstanding and unexercised options/SARs held as of December 31, 2003, based upon the closing market value of the Common Stock of $30.87 per share on December 31, 2003.

AGGREGATED OPTION/SAR EXERCISES IN 2003
AND DECEMBER 31, 2003 OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at December 31, 2003 (#)		Value of Unexercised in-the-Money Options/SARs at December 31, 2003 ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stanley A. Galanski	—	—	—	—	—	—
David E. Hope	—	—	1,250	3,750	7,000	22,000
Michael L. Civisca	1,700	30,473	26,675	10,625	403,000	130,000
Noel Higgitt	—	—	12,500	7,500	223,000	122,000
Christopher C. Duca	—	—	10,000	10,000	118,000	118,000

Employment Agreements

The Company has entered into a three year employment agreement with Mr. Galanski with an initial term that expired in March 2004 that generally provided for Mr. Galanski’s employment during that period and the issuance of a stock grant of 100,000 shares of Common Stock subject to vesting provisions of 25% per year. Under certain conditions in the event of a change in control, Mr. Galanski is entitled to his base salary for the remaining term of his employment agreement and an acceleration of the vesting provisions under the stock grant. In accordance with its terms, Mr. Galanski’s employment agreement was renewed for a one year period through March 2005.

The Company has also entered into agreements with Messrs. Duca, Hope, Civisca and Higgitt providing for their employment. In general, the agreements provide for the continuation of their base salary for up to one year in the case of a termination by the Company without cause. Mr. Hope’s agreement has an initial three year term effective March 1, 2002 and a stock grant of 20,000 shares of Common Stock subject to vesting provisions of 25% per year.

Compensation of Directors

Each Director of the Company who is not an officer or employee of the Company was paid a retainer of $2,000 per quarter, an additional $1,000 for attending each of four regular quarterly meetings of the Board, and the number of shares of Common Stock that is equivalent to a cash payment of $12,000 based on the closing market price of the Common Stock on December 31. In addition, the chairman of the Audit Committee received an annual fee of $26,000. Effective, May 28, 2003, each Director also received $1,000 for attending each special Board meeting, Audit Committee or Underwriting Advisory Committee meeting and $500 for attending each Compensation, Executive, Finance or Corporate Governance and Nominating Committee meeting.

Beginning January 1, 2004, each Director who is not an officer or employee of the Company is paid the meeting fees that became effective May 28, 2003 as described above and $20,000 worth of the Company’s common stock based on the market price at the end of the year. In addition, annually the chairperson of the Audit Committee receives $15,000 and the chairpersons of the Compensation, Corporate Governance and Nominating, Finance and Underwriting Advisory Committees each receive $7,500.

2002 Stock Incentive Plan

At the May 30, 2002 Annual Meeting, the Company’s Stockholders approved the 2002 Stock Incentive Plan (the “2002 Stock Plan”). The Company filed a Registration Statement relating to the 2002 Stock Plan.

Pursuant to the 2002 Stock Plan, the Company may grant to eligible persons awards including, but not limited to, incentive stock options (“ISOs”) within the meaning of Section 422(b) of the Code, non-incentive stock options (“NISOs”) and restricted shares of the Company’s Common Stock.

The 2002 Stock Plan authorizes the Company to grant awards for an aggregate of up to 1,000,000 shares of Common Stock. The Board of Directors believes stock awards are an integral part of the compensation packages to be offered to the Company’s executives, directors, employees and consultants and that the grant of stock awards, which align the interests of the recipients with those of the Company’s Stockholders, is an effective method to attract and retain employees in an industry characterized by a high level of employee mobility and aggressive recruiting of the services of a limited number of skilled personnel.

The purposes of the 2002 Stock Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors or as independent consultants to the Company and its present and future subsidiary corporations, to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors believes that the granting of awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success.

The 2002 Stock Plan will terminate ten years from its adoption. The Board of Directors may at any time terminate the 2002 Stock Plan or make certain modifications to the 2002 Stock Plan. The Board, however, may not, without approval by the Stockholders of the Company, increase the number of shares of Common Stock as to which awards may be granted under the 2002 Stock Plan, change the manner of determining stock option prices or change the class of persons eligible to participate in the 2002 Stock Plan.

The 2002 Stock Plan is administered by the Compensation Committee consisting of two or more members of the Board of Directors. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board of Directors. In the event that no Compensation Committee is appointed, the 2002 Stock Plan shall be administered by the Board of Directors.

The Compensation Committee shall have discretion to determine the participants under the 2002 Stock Plan, the types, terms and conditions of the awards, including performance and other earnout and/or vesting contingencies, permit transferability of awards to an immediate family member of a participant or a trust established on behalf of such immediate family member, interpret the 2002 Stock Plan’s provisions and administer the 2002 Stock Plan in a manner that is consistent with its purpose.

The 2002 Stock Plan provides for discretionary grants of awards to employees, non-employee directors and consultants to the Company or any of its subsidiaries, or any corporation acquired by the Company or any of its subsidiaries. The number of shares of Common Stock reserved for issuance upon exercise of awards granted under the 2002 Stock Plan will be 1,000,000, of which 100,000 may be stock grants.

Under the 2002 Stock Plan, the Compensation Committee may grant awards in the form of options to purchase shares of Common Stock. The initial per share exercise price for an ISO may not be less than the fair market value on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock. The initial per share exercise price for a NISO may not be less than 90% of the fair market value of a share of Common Stock on the date of grant.

No option granted pursuant to the 2002 Stock Plan may be exercised more than 10 years after the date of grant, except that ISOs granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the ISO is granted may not be exercised more than five years after the date of grant. Any option granted to a non-employee director of the Company or any of its subsidiaries shall not exceed 10 years in duration.

The 2002 Stock Plan also permits the grant of awards of shares of Common Stock. A stock award is a grant of shares or of a right to receive shares of Common Stock (or their cash equivalent or a combination of both) in the future. Each award will be subject to conditions, restrictions and contingencies established by the Compensation Committee. In making a determination regarding the allocation of such shares, the Compensation Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Compensation Committee in its discretion shall deem relevant.

Stock Option Plans and Stock Appreciation Rights Plan

In 1986 and 1987, the Company adopted two stock option plans which allowed for the grant to key employees of the Company, its subsidiaries and affiliates, options to purchase an aggregate of 900,000 shares of Common Stock. The Company filed a Registration Statement relating to the aggregate of the 900,000 shares of Common Stock which may be issued upon the exercise of options granted or that may be granted under these two plans, an incentive stock option plan and a non-qualified stock option plan (the “Stock Option Plans”). The Stock Option Plans are administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee approves the persons to receive options, option prices, grant dates and vesting periods. No option may extend longer than ten years. The Stock Option Plans require that all options granted shall be at exercise prices not less than 90% of the fair market value of the Common Stock on the date of the grant, as such value is determined by the Compensation Committee. The options vest at the rate of 25% per year. As a result of the approval of the 2002 Stock Plan at the May 30, 2002 Annual Meeting of Stockholders, no further options will be issued under the Stock Option Plans.

In 1996, the Company also adopted a phantom stock appreciation rights plan (the “SAR Plan”) which allows for the grant to key employees of the Company and its affiliates of up to 300,000 stock appreciation rights. The Compensation Committee administers the SAR Plan and approves the employees who will receive grants of the rights. The SAR Plan includes a vesting schedule similar to that of the Stock Option Plans, with the rights vesting at a rate of 25% per year. Upon exercise of a stock appreciation right, the key employee is entitled to receive cash in an amount equal to the difference between the fair market value of the Common Stock at the exercise date and the exercise price (which shall not be less than 90% of the fair market value of the Common Stock at the date of grant).

Equity Compensation Plan Information

The following chart includes information as of December 31, 2003 with respect to equity compensation plans where equity securities of the Company may be issued:

	A	B	C
Plan Category	Number of securities to be issued upon exercise of unvested outstanding options and unvested stock grants	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders (1)	562,050	$16.43	803,562
Equity compensation plans not approved by security holders (2)	65,000		—
Total	627,050 (3)		803,562 (3)

(1)	These plans are the Incentive Stock Option Plan, the Non-Qualified Stock Option Plan and the 2002 Stock Incentive Plan.

(2)	Unvested stock grants provided under individual employment agreements for Messrs. Galanski and Hope. See “Employment Agreements”, included herein.

(3)	Column A includes 76,500 unvested stock grants. Column C includes a maximum of 83,000 stock grants.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of our executive officers has served on the board of directors or on the compensation committee of any other entity, any officers of which served either on the Company’s Board or on its Compensation Committee.

Compensation Committee Report on Executive Compensation

The Board’s Compensation Committee is charged, among other things, to make periodic reviews of the Company’s compensation arrangements with executive officers and to make recommendations to the Board of Directors with respect to such arrangements. The Committee’s function is more fully described in its Charter, which the Board has adopted and is included as Appendix A to this Proxy Statement.

The principal objectives of the Company’s compensation policies are to attract and retain qualified employees and to provide incentives and rewards for such employees to enhance the profitability and growth of the Company and thus lead to long-term enhancement of Stockholder value. The management compensation program currently consists of the following elements: annual payments of salary, an annual incentive plan, the 2002 Stock Plan (which provides for the grant of stock options and restricted stock grants), the Executive Performance Incentive Plan (which provides for a bonus for designated individuals that will qualify for tax deductibility under section 162(m) of the Internal Revenue Code) and the SAR Plan (which provides for the grant of stock appreciation rights). The following describes components of the Company’s management compensation program for the year ended December 31, 2003 and the related factors considered by the Committee in determining compensation.

Base Salaries.  Base salaries were determined after evaluating a number of factors, including local market conditions, job performance and amounts paid to executives with comparable experience, qualifications and responsibilities at other insurance companies and underwriting management companies. Salary payments were made to compensate ongoing performance throughout the year.

Annual Incentive Plan.  The Company’s annual incentive plan consists principally of bonus payments based on financial results compared to objectives determined by the Committee and subjective evaluations of personal performance submitted by management and approved by the Committee. The objectives of the annual incentive plan are to reward executives and key employees based on performance measures that are recognized within the industry and among investors as being key measures of success. The annual incentive plan permits management to adjust the goals annually (subject to approval by the Committee) to reflect the competitive environment. In addition, by aligning the financial interests of the Company’s executives and key employees with those of the Company’s Stockholders, the annual incentive plan is intended to be directly related to the creation of value for Stockholders of the Company over the long-term.

Executive Performance Incentive Plan.  The Executive Performance Incentive Plan provides for annual incentive payments to certain key executives of the Company based upon the Company’s results. It is intended to provide a direct linkage between Company performance and compensation. The Executive Performance Incentive Plan is administered by the Compensation Committee which selects the key executives of the Company who shall be eligible to receive awards under this plan along with the target and maximum pay-out level, and the performance targets.

2002 Stock Plan and SAR Plan.  These plans allow for the award of stock options and/or restricted stock grants from the 2002 Stock Plan and stock appreciation rights from the SAR Plan, all of which generally vest over four years. The number of shares of Common Stock subject to a stock option and/or SAR grant to an employee is determined with reference to the responsibility and experience of the employee and competitive conditions. By aligning the financial interests of the Company’s employees with those of the Company’s Stockholders, these equity-based awards are intended to be directly related to the creation of value for Stockholders of the Company. The deferred vesting provisions are designed to create an incentive for an individual executive to remain with the Company.

Benefits.  Executive officers also participate in those benefit arrangements which are available to most of our employees, including health and welfare benefit plans, pension plans and a 401(k) plan.

Chairman.  The Committee reviewed the 2003 compensation levels of Terence N. Deeks, the Company’s Chairman, within the context of industry information regarding executives with comparable experience, qualifications and responsibilities at other insurance companies and underwriting management companies. The Committee also considered local market conditions and job performance, as well as the significant stock ownership position of Mr. Deeks in the Company. For 2003, Mr. Deeks, who was eligible to participate in all of the components of the Company’s management compensation program described above, received from the Company a base salary of $225,000. Mr. Deeks did not receive a bonus and was not awarded any stock options, stock grants or SARs in 2003.

President and Chief Executive Officer.  The Committee reviewed the 2003 compensation levels of Stanley A. Galanski, President and Chief Executive Officer of the Company. During 2003, Mr. Galanski’s compensation consisted of:

Salary.  A base salary of $400,000.

Bonus.  Participation in the Executive Performance Incentive Plan. Mr. Galanski did not receive a bonus for 2003.

Stock Grant/Stock Options.  Mr. Galanski was awarded a stock grant of 100,000 shares of Common Stock in 2001, vesting in four annual 25,000 share increments. During 2003, the second 25,000 share increment vested. Mr. Galanski elected to accept 18,000 shares with the economic equivalent of the balance being used by him to satisfy applicable withholding obligations. Mr. Galanski did not receive any stock options, stock grants or stock appreciation rights in 2003. Mr. Galanski was awarded stock options in 2004 to purchase 30,000 shares of the Company’s stock at $29.11 per share. The stock options vest at the rate of 25% per year.

Benefits.  Participation in the Company’s benefit programs which included health and welfare benefit plans, a pension plan, and a 401(k) plan.

In setting Mr. Galanski’s compensation package, a number of factors were considered, including: (i) the unique skills and experience of Mr. Galanski; (ii) total compensation of senior executives at other insurance companies and underwriting management firms; and (iii) the importance of Mr. Galanski, at the time such package was set, to the continued growth, success, and future of the Company, and the need to provide him with a significant incentive as well as to motivate and retain his services for a three year period starting in 2001. In addition to these factors, Mr. Galanski’s compensation package was designed to be consistent with the Company’s compensation policies.

The Committee will continue to evaluate the Company’s management compensation program on an ongoing basis to assure that the Committee’s compensation policies are consistent with the objective of enhancing stockholder value. Under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended, effective in 1994, annual compensation in excess of $1.0 million paid to the chief executive officer or any of the four other highest compensated officers of any publicly held corporation will not be deductible in certain circumstances. Generally, “performance-based” compensation, as defined in Section 162(m), is not subject to the limitation if certain requirements are satisfied. The Compensation Committee intends to structure the Company’s annual incentive plan for executive officers so that such compensation qualifies as performance-based compensation under Section 162(m). However, the Committee may award compensation that is not fully deductible if it determines that such an award is consistent with the Company’s compensation philosophy and in the best interests of the Company and its stockholders.

The Compensation Committee: Leandro S. Galban, Jr. (Chairman) John F. Kirby Marc M. Tract

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls and its financial reporting process. The Audit Committee is composed of three directors, each of whom meets the independence requirements of the NASDAQ stock market and the SEC. The Audit Committee operates under a written charter approved by the Board of Directors, which was reviewed and revised in 2003.

The Company’s management is responsible for the internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent auditors to discuss the audited December 31, 2003 financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Audit Committee discussed with the independent auditors that firm’s independence.

The Audit Committee met periodically with management to discuss the Sarbanes-Oxley Act legislation passed by Congress and signed into law in 2002. Management is responsible for those activities required to ensure compliance with this legislation.

Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

The Audit Committee: Peter A. Cheney Robert W. Eager, Jr. Robert F. Wright (Chairman)

Five Year Performance Graph

The comparison of five year cumulative returns among the Company, and the companies listed in the Standard & Poor’s 500 Index (“S&P 500 Index”) and the S&P Property & Casualty Insurance Index (“Insurance Index”) is as follows:

Comparison of Cumulative Five Year Total Return
The Navigators Group, Inc.
S&P 500 Index
S&P 500 Property & Casualty Insurance
Index Value
250
200
150
100
50
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

		INDEXED RETURNS Years Ending
Company/Index	Base Period 12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
The Navigators Group, Inc.	100	62.90	85.89	129.68	148.06	199.16
S&P 500 Index	100	121.04	110.02	96.95	75.52	97.18
Insurance Index	100	74.51	116.11	106.80	95.03	120.13

The Stock Performance Graph, as presented above, which was prepared with the aid of Standard & Poor’s, reflects the cumulative return on the Company’s Common Stock, the S&P 500 Index and the Insurance Index, respectively, assuming an original investment in each of $100 on December 31, 1998 (the “Base”) and reinvestment of dividends to the extent declared. Cumulative returns for each year subsequent to 1998 are measured as a change from this Base.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Independent Auditors

KPMG LLP, Certified Public Accountants, has been appointed by the Board, upon the recommendation of the Audit Committee after evaluating the performance and independence of KPMG LLP, as independent auditors for the Company to examine and report on its December 31, 2004 financial statements, which appointment will be submitted to the Stockholders for ratification at the Meeting. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board or its Audit Committee to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated.

The Board recommends a vote “FOR” Proposal 2.

Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2003 and 2002, and fees billed for other services rendered by KPMG LLP related to those periods.

	2003	2002
Audit Fees (1)	$942,443	$839,900
Audit Related Fees (2)	369,822	—
Tax Fees (3)	110,000	116,931
All Other Fees (4)	25,000	15,000
Total	$1,447,265	$971,831

(1)	Audit fees consisted primarily of fees for the annual audit and quarterly reviews, statutory audits and consents.

(2)	Audit related fees consisted primarily of services in connection with registration statements and the issuance of related consents.

(3)	Tax fees consisted primarily of tax compliance services.

(4)	Other fees consisted of actuarial services for the issuance of statements of actuarial opinions for statutory loss and loss expense reserves as required by the National Association of Insurance Commissioners and various State Insurance Departments.

The Audit Committee approves each engagement of the independent auditors in advance. The Audit Committee’s chairperson has been authorized to approve such services subject to ratification at the next committee meeting.

ALL OTHER MATTERS WHICH MAY PROPERLY
COME BEFORE THE ANNUAL MEETING

Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

Stockholder Approval

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. With respect to Proposal 1, directors are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote. Votes may be cast in favor or withheld; votes that are withheld will have no effect on the results. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the total number of shares of Common Stock represented at the Annual Meeting. Abstentions are not counted as votes “for” or “against” these proposals and therefore will have the effect of a vote against Proposal 2 but will have no effect on Proposal 1. Shares held by brokers as nominees or in “street name” for which the broker does not have discretionary authority to vote and has not received specific instructions on how to vote from the customer are not voted and are referred to as “broker non-votes”. Shares that are the subject of broker non-votes will be counted as shares not entitled to vote and therefore will have no effect on the outcome of any of the proposals. Stockholders are entitled to one vote per share on all matters submitted for consideration at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the Common Stock, to file certain reports regarding the ownership of the Common Stock with the SEC. These insiders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no reports were required, all of our directors, executive officers and 10% Stockholders made all required filings on time.

We have adopted a Code of Business Conduct and Ethics, referred to as our Corporate Code of Ethics and Conduct, that applies to all employees, officers and directors and meets the requirements of the rules of the SEC and the NASDAQ Rules. In addition, we have adopted a Code of Ethics that applies to our Chief Executive Officer and our senior financial officers which meets the SEC requirements. Both the Corporate Code of Ethics and Conduct and the Code of Ethics are available on our website at www.navg.com under the Financial Information link. Any amendments to the Corporate Code of Ethics and Conduct and the Code of Ethics will be disclosed on our website under the same link promptly following the date of such amendment or waiver. In addition, in accordance with NASDAQ listing requirements, the Company also intends to disclose on a Form 8-K any waivers from the Corporate Code of Ethics and Conduct that are granted to directors and executive officers.

Absence of Dissenters’ or Appraisal Rights

Under Section 262 of the Delaware General Corporation Law, Stockholders have the right to dissent from certain corporate actions. In such cases, dissenting Stockholders are entitled to have their shares appraised and be paid the fair value of their shares provided that certain procedures perfecting their rights are followed. The proposals described in this proxy statement do not entitle a Stockholder to exercise any such dissenters’ or appraisal rights.

Stockholders’ Proposals and Communications

Any proposal by a Stockholder of the Company intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal executive office no later than January 22, 2005 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

The Board of Directors believes that it is important for Stockholders to have a process to send communications to the Board. Accordingly, Stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at c/o Corporate Secretary, The Navigators Group, Inc., Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication-name of specific director or directors”. All such letters must identify the author as a Stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary of the Company will open such communications and make copies, and then circulate them to the appropriate director or directors.

Form 10-K Annual Report

UPON WRITTEN REQUEST BY A STOCKHOLDER, WE WILL FURNISH THAT PERSON, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR 2003 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. The Form 10-K Annual Report for 2003 provided to Stockholders will not include the documents listed in the exhibit index of the Form 10-K. Upon written request, we will furnish to the Stockholder copies of any exhibits for a nominal charge. Requests should be addressed to The Navigators Group, Inc., Attn: Gail Kalter, Investor Relations Department, One Penn Plaza, New York, New York 10119. In addition, we make available through our website at www.navg.com under the Financial Information link, free of charge, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

Solicitation and Expenses of Solicitation

Our officers and employees may solicit proxies. Proxies may be solicited by personal interview, mail and telephone. Brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Common Stock, and will be reimbursed for their reasonable out-of-pocket expenses in forwarding such solicitation material. The costs of preparing this Proxy Statement and all other costs in connection with the solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. It is estimated that said costs will be nominal.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors,

Bradley D. Wiley
Secretary

New York, New York
April 8, 2004

APPENDIX A

THE NAVIGATORS GROUP, INC.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.    PURPOSE

The Compensation Committee is a committee of the Board of Directors. It shall (1) oversee the Board’s responsibilities relating to the amount and form of compensation to the Company’s executives, (2) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and (3) determine the amount and form of compensation for the non-management directors of the Board, subject to review by the Corporate Governance & Nominating Committee and approval by the Board.

II.    COMPOSITION

The Compensation Committee shall be composed of three or more directors, none of whom shall be an employee of the Company, and each of whom shall meet the independence requirements of the NASDAQ Stock Market and the Securities Exchange Act of 1934. At least two members of the Compensation Committee shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and “outside directors” as defined in Section 162(m) of the Internal Revenue Code, unless the actions of the Compensation Committee are approved by the entire Board.

The members of the Compensation Committee shall be elected by the Board, upon recommendation of the Corporate Governance and Nominating Committee, at the annual meeting of the Board, and shall serve until the next annual meeting or until their respective successors shall be duly elected and qualified. The Board shall designate one member as the Chairman of the Compensation Committee.

III.    FUNCTIONS

The Committee shall have the following functions, as well as any functions as shall be required of compensation committees by the NASDAQ Stock Market:

•

to review and approve corporate goals and objectives relevant to the Chief Executive Officer’s (“CEO’s”) compensation; to evaluate the CEO’s performance in light of those goals and objectives; and to set the CEO’s compensation level based on this evaluation. In determining the incentive component of CEO compensation, the Committee should consider the Company’s underwriting, total operating and overall financial performance, as well as relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years;

•

to review and approve corporate goals and objectives relevant to the Chairman of the Board of Directors’ (“Chairman”) compensation; to evaluate the Chairman’s performance in light of those goals and objectives; and to set the Chairman’s compensation level based on this evaluation. In determining the incentive component of Chairman compensation, the Committee should consider the Company’s underwriting, total operating and overall performance, as well as relative stockholder return, the value of similar incentive awards to Chairmen at comparable companies, and the awards given to the Company’s Chairman in past years;

•

to review and approve corporate goals and objectives relevant to senior executive compensation, evaluate senior executive performance versus those goals and objectives, and to set the senior executive compensation levels based on this evaluation;

•

to make recommendations to the Board with respect to incentive compensation plans and equity-based plans, including, without limitation, modifications from time to time of the Company’s Incentive Stock Option Plan, Non-Qualified Stock Option Plan, Stock Appreciation Rights Plan, 2002 Stock Incentive Plan and Executive Performance Incentive Plan;

A-1

•

to administer the Company’s Incentive Stock Option Plan, Non-Qualified Stock Option Plan, Stock Appreciation Rights Plan, 2002 Stock Incentive Plan and Executive Performance Incentive Plan, and to grant stock options or other awards pursuant to such plans;

•	The Compensation Committee shall have such other powers and functions as may be assigned to it by the Board of Directors from time to time.

In addition, the Compensation Committee has sole authority to retain and terminate any compensation consultant or consulting firm to assist in the evaluation of director, CEO, Chairman, or senior executive compensation, including sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee may also, at its discretion, engage legal counsel or other advisers as it deems necessary to carry out its functions.

IV.    ADMINISTRATIVE

The Compensation Committee shall meet in person or telephonically at least twice per year at a time and place determined by the Chairman of the Compensation Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed desirable or appropriate by the Chairman of the Compensation Committee. Members of senior management or others may attend meetings of the Compensation Committee at the invitation of the Compensation Committee and shall provide pertinent information as necessary. The Company’s CEO should not attend any portion of any meeting during which the CEO’s performance or compensation are discussed, unless specifically invited to do so by the Chairman of the Compensation Committee. The Chairman of the Compensation Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Compensation Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee members. A majority of the members of the Compensation Committee shall constitute a quorum for all purposes.

The Committee shall report regularly to the Board as to its activities, it shall review and reassess the adequacy of this Charter annually, and recommend and propose changes to the Board for approval.

A-2

APPENDIX B

THE NAVIGATORS GROUP, INC.
CORPORATE GOVERNANCE & NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS CHARTER

I.    PURPOSE

The Corporate Governance & Nominating Committee (the “Committee”) is a committee of the Board of Directors. It shall ensure that the Board of Directors and its committees are appropriately constituted to meet their legal obligations to the stockholders and the Company. To this end, the Committee is responsible for 1) identifying and recommending to the Board individuals qualified to become Board and Committee members; 2) maintaining that a majority of the Board members are independent and that members of the Audit, Compensation, and Corporate Governance & Nominating Committees are independent as required; 3) recommending to the Board the Insider Trading Policy and Procedure for the Company; 4) developing and recommending to the Board a set of corporate governance principles applicable to the Company; and 5) generally to address corporate governance issues for the Board.

II.    COMPOSITION

The Committee shall be composed of two or more directors, none of whom shall be an employee of the Company and each of whom shall meet the independence requirements of the NASDAQ Stock Market and the Securities Exchange Act of 1934.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until the next annual meeting or until their respective successors shall be duly elected and qualified. The Board shall designate one member as the Committee’s Chairman.

III.    FUNCTIONS

The Committee shall have the following functions, as well as any functions as shall be required of nominating or corporate governance committees by the NASDAQ Stock Market and the Securities and Exchange Commission:

•

to establish the criteria for Board membership, based on the nature, size and complexity of the Company and the stage of its development, from time to time, which may include one or more of the following:

Experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service.

In establishing these criteria, the Committee shall make every effort to ensure that the Board and its Committees include at least the number of independent directors, as that term is defined by applicable standards promulgated by the NASDAQ Stock Market and by the Securities and Exchange Commission.

•

to consider, recruit and recommend to the Board candidates for election to the Board at each annual meeting of stockholders; to review candidates recommended by stockholders, establish the procedures by which such stockholder candidates will be considered by the Committee and publish these procedures in the Company’s annual meeting proxy statement; to conduct the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates;

•	to review the performance of the Board and the various committees of the Board, including the Committee, at least annually;

•	to consider questions of possible conflicts of interest, including related prior transactions, of Board members and of senior executives;

B-1

•

to receive and review an annual questionnaire furnished by each director identifying relationships between such director and members of his or her immediate family and the Company and recommending to the Board whether any such relationships are material or whether they satisfy the Board’s standards of independence;

•

to determine (a) the appropriate schedule for regular executive sessions of the non-management directors, (b) whether, in the event the Chairman of the Board is a member of management, a single presiding director shall be selected for all such executive sessions or whether a procedure should be used for selection of the presiding director, and (c) a method to be disclosed by the Company for interested parties to be able to communicate concerns directly to the Chairman of the Board or, in the event the Chairman of the Board is a member of management, the presiding director or with the non-management directors as a group;

•	to recommend to the Board the appointment and removal of the members and chairs of the Committees;

•	to review and approve the form and amount of compensation for any of the non-management directors for service on the Board and its respective committees proposed by the Compensation Committee;

•	to make recommendations on the structure of Board meetings and to oversee the Company’s processes for providing information to the Board;

•

to consider matters of corporate governance and to review periodically, the Company’s corporate governance principles and codes of business conduct and ethics (as required by the NASDAQ Stock Market and the Securities and Exchange Commission);

•	to recommend to the Board director retirement policies; and

•	such other powers and functions as may be assigned to it by the Board of Directors from time to time.

In addition, the Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms. The Committee may also, at its sole discretion, engage legal counsel or other advisers as it deems necessary to carry out its functions.

IV.    ADMINISTRATIVE

The Committee shall meet either in person or telephonically at least twice per year at a time and place determined by the Chairman of the Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed appropriate or desirable by the Committee. Members of senior management or others may attend meetings of the Committee at the invitation of the Chairman of the Committee and shall provide pertinent information as necessary. The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairman of the Committee will also cause minutes of each meeting to be prepared and circulated to the Committee members. A majority of the members of the Committee shall constitute a quorum for all purposes.

The Committee shall report regularly to the Board as to its activities.

B-2

THE NAVIGATORS GROUP, INC. ONE PENN PLAZA NEW YORK, NY 10119 ATTN: CORPORATE SECRETARY	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to The Navigators Group, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NVGTR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THE NAVIGATORS GROUP, INC.

ELECTION OF DIRECTORS
To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
1. Election of Directors:			For All	Withhold All	For All Except

Nominees – (1) Peter A. Cheney, (2) Terence N. Deeks, (3) Robert W. Eager, Jr., (4) Stanley A. Galanski, (5) Leandro S. Galban, Jr., (6) John F. Kirby, (7) Marc M. Tract and (8) Robert F. Wright
			☐	☐	☐

The Board of Directors Recommends a Vote FOR PROPOSAL 1.

VOTE ON PROPOSAL						For	Against	Abstain

2.		Ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2004.				☐	☐	☐

The Board of Directors Recommends a Vote FOR PROPOSAL 2.

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSAL 2.

Please sign this Proxy Form which is solicited on behalf of the Board of Directors, and return it promptly in the enclosed postage prepaid envelope.

Please sign exactly as name appears hereon.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

THE NAVIGATORS GROUP, INC.
One Penn Plaza New York, New York 10119

PROXY FOR THE MAY 27, 2004 ANNUAL MEETING OF STOCKHOLDERS

Stanley A. Galanski and Bradley D. Wiley, or any one of them, with power of substitution, are hereby authorized as proxies to represent and to vote the shares of the undersigned at the Annual Meeting of Stockholders of The Navigators Group, Inc. to be held at 10:00 a.m., Thursday, May 27, 2004, at the Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573, and at any adjournment thereof. The proxies are to vote the shares of the undersigned as instructed on the reverse side and in accordance with their judgment on all other matters which may properly come before the Annual Meeting.